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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: DECEMBER 14, 2004
                        (Date of earliest event reported)

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                          0-26224                     51-0317849
  (State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)

                              311 Enterprise Drive
                              Plainsboro, NJ 08536
          (Address of principal executive offices, including zip code)

                                 (609) 275-0500
              (Registrant's telephone number, including area code)



        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [_] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.


        On December 14, 2004, Stuart M. Essig, the President and Chief Executive Officer of Integra LifeSciences Holdings Corporation (the "Company"), entered into a forward sale transaction (the "Forward Sale") with Credit Suisse First Boston Capital LLC. The total number of shares covered by the Forward Sale is 500,000. The Forward Sale transaction enables Mr. Essig to diversify his investment portfolio while still benefiting from future appreciation of the Company's stock price. Mr. Essig has filed a Form 144 and will file a Form 4 in connection with the Forward Sale transaction.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 14, 2004


                                      INTEGRA LIFESCIENCES HOLDINGS CORPORATION



                                      By:    /s/ Stuart M. Essig
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                                           Stuart M. Essig
                                           President and Chief Executive Officer